[Logo] MFS(R)
INVESTMENT MANAGEMENT
  We invented the mutual fund(R)







                                        MFS(R) EQUITY
                                        INCOME FUND
                                        ANNUAL REPORT O AUGUST 31, 1998




                               [Graphic Omitted]




              ----------------------------------------------------
              Diversifying your investment portfolio (see page 34)
              ----------------------------------------------------

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  9
Portfolio of Investments .................................................. 13
Financial Statements ...................................................... 19
Notes to Financial Statements ............................................. 26
Independent Auditors' Report .............................................. 32
Trustees and Officers ..................................................... 37


--------------------------------------------------------------------------------
   HIGHLIGHTS
--------------------------------------------------------------------------------

   o FOR THE 12 MONTHS ENDED AUGUST 31, 1998, CLASS A SHARES OF THE FUND PROVIDED A TOTAL RETURN AT NET ASSET VALUE OF 9.50%, CLASS B SHARES 8.99%, CLASS C SHARES 8.96%, AND CLASS I SHARES 9.83%. (PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SEE PERFORMANCE SUMMARY FOR MORE INFORMATION.)

   o DURING THE RECENT MARKET VOLATILITY, THE FUND'S PERFORMANCE HAS BEEN AIDED BY ITS LIMITED EXPOSURE TO MANY OF THE BEST-KNOWN, LARGE-CAP STOCKS AND BY HAVING NO DIRECT EMERGING MARKET EXPOSURE.

   o THE FUND HAS BEEN ADDING TO ITS HOLDINGS IN THE UTILITIES INDUSTRY, WHICH IS SEEN AS A LESS-VOLATILE, DEFENSIVE SECTOR THAT HAS HELD UP REASONABLY WELL DURING THE MARKET DOWNTURN.

   o COMPANIES IN THE RETAIL SECTOR, INCLUDING KROGER AND RITE AID, HAVE ALSO DONE WELL, BENEFITING FROM A STRONG CONSUMER SECTOR AND THEIR FOCUS ON THE DOMESTIC MARKET.



          -----------------------------------------------------------
          NOT FDIC INSURED      MAY LOSE VALUE      NO BANK GUARANTEE
          -----------------------------------------------------------

LETTER FROM THE CHAIRMAN

----------------------------


[Photo of Jeffrey L. Shames]


----------------------------
      Jeffrey L. Shames

Dear Shareholders, In the coming year, MFS will celebrate its 75th anniversary. In 1924, our Massachusetts Investors Trust, the nation's first mutual fund, opened to the public and helped launch a revolution in investing that continues today. In the 75 years since, MFS has grown with its investors not only through bear markets, economic and political turmoil, wars, and oil shortages, but also through long periods of growth and prosperity. We are very proud of our record of investment management and service to shareholders throughout our history.

One of the best ways for us to serve our shareholders is to help them understand some of the reasons behind developments in the investment markets and, when necessary, to take a more cautious outlook. This is particularly important during periods of market volatility such as we are experiencing this year, when equity prices do not follow a straight course. In light of this summer's volatility, it is clear that equity valuations have risen to a point at which stock prices have become vulnerable to changes in the investment environment such as a slowing economy, earnings disappointments, and global economic and political turmoil. While we continue to hold a favorable long-term outlook for the equity markets, we also believe that this market correction is overdue and could continue for several months. However, in our view, this is a healthy near-term event that should rid the financial system of excesses that have developed.

Currently, equity investors seem to be focused on the slowdown in corporate earnings and, more recently, on the continuing uncertainty overseas, particularly in Russia and some of the emerging markets. In the second quarter, for example, average earnings growth for companies in the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance, was about 3%, well below what people were expecting a year ago. As a result of this and continuing concerns about Asia and emerging markets, the stock markets pulled back from the record-high levels set in mid-July. This retreat has helped correct some -- but not all -- of the overvaluations that have been building in the markets for some time. Prior to July, equity prices had been rising without a corresponding increase in corporate earnings. As a result, price-to-earnings (P/E) ratios, or the amount investors paid for stocks in relation to companies' earnings per share, also went up. A year ago this July, the average P/E ratio for stocks in the S&P 500 stood at approximately 23; this July, it was at about 28, and it declined to approximately 25 by early September. If this summer's downturn helps create more reasonable valuations, we believe it could provide a sounder long-term foundation for the equity markets. On another positive note, interest rates have been relatively stable for several months as inflation has remained low. In an environment of low interest rates, stocks become more attractive than most fixed-income investments, while low inflation helps control companies' costs.

Internationally, the economic turmoil in Asia continues to be a concern to us, while Russia is facing political gridlock and economic uncertainty and Latin American economies are feeling substantial pressure. We believe the United States has yet to see the full impact of this crisis. There have been brief periods of improvement in a few countries but, for the most part, most of these economies are still very weak and the situation could turn worse before getting better. At the same time, the Asian turmoil has had the beneficial effect of moderating U.S. growth and keeping inflation in check, which has helped establish a favorable interest-rate environment.

Countering the situation in Asia has been the growing strength of European economies, although European equity markets have also seen some volatility this summer. But as these countries move toward economic union, they are benefiting from a convergence of interest rates to lower levels, a rapid expansion of manufacturing and service businesses, and an increasingly strong consumer sector. This has helped American exporters offset some of their Asian losses while providing investment opportunities in developed and emerging European markets.

Given the uncertainty arising from these conflicting developments, we believe that it is prudent to remind investors of the need to take a long-term view and to diversify their investments across a range of asset classes. This includes portfolios that focus on bond and international investments as well as on the U.S. stock market. At MFS, we also believe our decades-long commitment to original, company-by-company research gives us an advantage by helping us find companies that we think can keep growing or gain market share during periods of turmoil. To help fulfill this commitment and to provide the broadest possible coverage of industry sectors and individual companies, MFS continues to increase its number of full-time research analysts, who thoroughly investigate each company's earnings potential and position in its industry as well as the overall prospects for that industry.

We also use active portfolio management on the fixed-income side, using our extensive research and credit analysis to help reduce the potential for price declines and enhance the opportunity for appreciation. Every year, both fixed-income and equity managers meet with thousands of credit issuers and companies. They also attend many presentations, closely follow sources of industry research, and keep track of competitors.

As we have for 75 years, we will continue to apply this discipline of thorough, bottom-up research to both the equity and fixed-income markets because we believe it offers the best potential for providing favorable long- term performance for our shareholders -- regardless of changes in the overall market environment.

We appreciate your confidence and welcome any questions or comments you may have.

Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    September 14, 1998

MANAGEMENT REVIEW AND OUTLOOK

------------------------


[Photo of Lisa B. Nurme]


------------------------
      Lisa B. Nurme

For the 12 months ended August 31, 1998, Class A shares of the Fund provided a total return of 9.50%, Class B shares 8.99%, Class C shares 8.96%, and Class I shares 9.83%. These returns, which include the reinvestment of distributions but exclude the effects of any sales charges, compare to an 8.05% return for the Standard & Poor's 500 Composite Index (the S&P 500) for the same period. The S&P 500 is a popular, unmanaged index of common stock total return performance.

Q. HOW HAS THE FUND BEEN DOING IN THIS YEAR'S VOLATILE MARKET?

A. It has performed relatively well. Since the correction began in mid-July the Fund has declined only about two-thirds as much as the S&P 500, as tracked by Bloomberg, L.P., an independent firm that reports on financial markets.

Q. HOW DID YOU MANAGE THAT?

A. We've been helped by the same thing that hurt at the beginning of the year. That is, we don't have exposure to the "nifty-fifty," the real large-cap glamour stocks. Also, our financial exposure is more in insurance than in banks and we have no direct emerging-market exposure. Finally, utilities make up the largest single sector weighting. This is seen as a less-volatile, defensive sector and has held up reasonably well. In this declining interest-rate environment, when you compare utilities' yields to those of long-term bonds, the stocks look attractive. (Common stocks generally provide an opportunity for more capital appreciation than fixed-income investments but are also subject to greater market fluctuations.) Their price-to-earnings ratios are also cheap because, until the correction, these stocks had lagged the market very significantly.

Q. HAVE YOU BEEN ABLE TO FIND SOME VALUES IN THE MARKET IN THE PAST SEVERAL WEEKS THAT YOU COULDN'T FIND BEFORE?

A. We're really looking at the same areas that we did before. Among utilities, we've been buying Dayton Power & Light and General Public Utilities in electrics, Atmos Energy and Connecticut Energy in gas, and Sprint and GTE in telephones. We've also been selectively adding to oil stocks during this correction. These stocks began correcting ahead of the broader market, and now the BP-Amoco deal has added to speculation that consolidation activity could support them. But I haven't really changed direction or tried to take advantage of the "cheaper" market. I continue to be cautious about this market and am maintaining the Fund's defensive posture.

Q. DO YOU THINK THAT THE PACE OF CONSOLIDATION MIGHT SLOW DOWN, GIVEN THE DOWNTURN IN THE MARKET?

A. I think consolidation will continue to be a very significant theme for most of the industries represented in the portfolio. That's largely a function of the fact that these are very mature industries and one of the few viable avenues for growth, besides cutting costs, is consolidation. That theme is running through almost all the sectors in the Fund.

Q. ANY SECTORS IN PARTICULAR?

A. Utilities is an area that's ripe for consolidation because as the industry deregulates, companies need to find ways to cut costs. That includes telecommunications, electrics, and gas, and the Fund owns all three. Also, financial services, particularly insurance. And we've seen more deals in energy.

Q. ARE THERE ANY AREAS THAT YOU'VE CUT BACK?

A. I've cut back the Fund's foreign exposure, which is focused on large-capitalization European companies traded on the major exchanges. They weren't speculative stocks to begin with, but I've trimmed Nestle, for example, based on concerns about slowing growth and emerging market exposure. I've trimmed ING because it's a financial company, and I worry about European financial companies' exposure to emerging market fallout. I've also cut back on AKZO Nobel. That had been a fantastic holding, but it's a chemical company as well as a drug company, and I'm trying to minimize the Fund's cyclical exposure. I've also cut back on Henkel, the German consumer products company.

Q. SO DO YOU THINK THE EUROPEAN ECONOMIC CONVERGENCE STORY IS BEING OVERWHELMED BY THE EMERGING MARKET TURMOIL STORY?

A. I think so. With European financial companies, for example, you have to be concerned about exposure to Asia as well as to Russia, Eastern Europe, and Latin America. When you're talking about a company like Henkel, you can't ignore the fact that Eastern Europe will have an effect on its consumer products as well as on its chemical businesses.

Q. IS IT YOUR GOAL TO DO BETTER IN A DOWN MARKET BUT TO GIVE UP SOME RELATIVE PERFORMANCE IN AN UP MARKET?

A. Yes. It's one of my primary goals for the Fund, because it is such a conservative fund and it doesn't have high-octane stocks. That means no technology and really no exposure to the nifty-fifty, which were the entire story in the market during the first half of this year. In a very strong equity market, the Fund may not perform quite as strongly, but it should outperform the S&P 500 in a down market. So, over time, our goal is to be competitive versus the market while being much less volatile.

Q. EVEN THE FUND'S LARGEST POSITION IS RELATIVELY SMALL, AT LESS THAN 2% OF EQUITY ASSETS. IS THIS DIVERSIFICATION PART OF YOUR MANAGEMENT STRATEGY?

A. This is an environment that demands that investors be well diversified, and highly concentrated positions can be risky. This also fits in with the overall philosophy of the Fund. I have always been far less concentrated than many other equity funds, but the Fund's concentration within its top 10 or 20 holdings has also lessened since 1996.

Q. HAVE YOU MADE ANY CHANGES IN THE WAY YOU CHOOSE STOCKS FOR THE FUND?

A. No. I still firmly believe that yield is a great indicator of value. We use yield as an initial screen to find stocks that might be interesting. In addition, I'm always looking for underappreciated franchises. Examples are companies that have good businesses but may have stumbled, like Rubbermaid; that may be suffering through cyclical troughs, like Archer-Daniels-Midland
   (ADM); or that may be in the early stages of significant restructuring, like Lincoln National, an insurance company.

Q. HAVE THERE BEEN ANY STOCKS THAT HAVE PERFORMED BETTER THAN YOU EXPECTED?

A. Kroger's strength has been a surprise over the past 12 months. Another retailer, Rite Aid, has also done well. Both companies have benefited from a strong consumer sector and their domestic focus. I can understand why this happened, but I wouldn't have foreseen it happening to this degree a year ago. I think investors are more comfortable with these types of stores. In pharmaceuticals, Glaxo Wellcome has done well, partly as a result of the euphoria over mergers or rumored mergers, but also because it's emerging from a period of depressed profits caused by patent expirations and negative foreign currency trends.

Q. AND WHAT ABOUT COMPANIES THAT HAVEN'T DONE SO WELL?

A. ADM is one. It's muddling through a pretty significant downturn in the soybean processing market. The emerging market turmoil hasn't helped, either, because some of its exports go to Asia. Another underperformer is TRW, an automotive and defense conglomerate. It's undervalued because no one is paying much attention to it, and management hasn't taken the aggressive actions needed to realize full value.

Q. WHAT SORT OF INVESTMENT ENVIRONMENT DO YOU SEE GOING FORWARD?

A. We think the downward pressure on interest rates will continue. This should be good for the Fund's interest-rate-sensitive exposure, which is pretty high, led by utilities and insurance companies. I do think we will see more consolidation, and that should benefit utilities, financials, and energy. I intend to continue to be very defensive and conservative. I don't see any reason to change that stance because I think there's still risk in this market. The real weak point is earnings. I think earnings could disappoint in the next 12 months. Again, that's why utilities should be a particularly nice place to be, because I don't think they'll disappoint. They've had tough earnings this year because of the warm weather, but that means their comparative earnings next year should be better.

/s/ Lisa B. Nurme
    Lisa B. Nurme
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

--------------------------------------------------------------------------------
   PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------

   LISA B. NURME IS A SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R), PORTFOLIO MANAGER OF MFS(R) EQUITY INCOME FUND AND MFS(R) EQUITY INCOME SERIES, OFFERED THROUGH MFS(R)/SUN LIFE ANNUITY PRODUCTS. SHE IS ALSO A MEMBER OF THE PORTFOLIO MANAGEMENT TEAM OF MFS(R) TOTAL RETURN FUND AND MFS(R) TOTAL RETURN SERIES, PART OF MFS(R) VARIABLE INSURANCE TRUST(SM).

   SHE JOINED MFS IN 1987 AS A RESEARCH ANALYST. SHE WAS NAMED INVESTMENT OFFICER IN 1990, ASSISTANT VICE PRESIDENT -- INVESTMENTS IN 1991, VICE PRESIDENT -- INVESTMENTS IN 1992, AND SENIOR VICE PRESIDENT IN 1998. MS. NURME IS A GRADUATE OF THE UNIVERSITY OF NORTH CAROLINA, WHERE SHE WAS ELECTED TO PHI BETA KAPPA.



This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial adviser, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
   FUND FACTS
--------------------------------------------------------------------------------

  OBJECTIVE:                 PRIMARILY SEEKS REASONABLE INCOME, WITH A SECONDARY
                             OBJECTIVE OF CAPITAL APPRECIATION.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:     JANUARY 2, 1996

  CLASS INCEPTION:           CLASS A  JANUARY 2, 1996
                             CLASS B  NOVEMBER 4, 1997
                             CLASS C  NOVEMBER 5, 1997
                             CLASS I  JANUARY 2, 1997

  SIZE:                      $32.5 MILLION NET ASSETS AS OF AUGUST 31, 1998.

  PRIOR TO NOVEMBER 1, 1997, THE FUND WAS AVAILABLE ONLY TO MFS EMPLOYEES.

--------------------------------------------------------------------------------

PERFORMANCE SUMMARY

The following information illustrates the historical performance of the Fund's original share class in comparison to various market indicators. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary for more information.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from January 2, 1996, through August 31, 1998)


         MFS Equity      S&P 500       Consumer
         Income Fund    Composite     Price Index
        -- Class A        Index         -- U.S.
        ------------    ---------     -----------
1/96      $ 9,430        $10,000        $10,000
8/96       11,430         10,750         10,250
8/97       14,400         15,110         10,480
8/98       15,772         16,335         10,652

AVERAGE ANNUAL TOTAL RETURNS THROUGH AUGUST 31, 1998

CLASS A
                                                         1 Year   10 Years/Life*
--------------------------------------------------------------------------------
Average Annual Total Return                             +9.50%          +21.33%
--------------------------------------------------------------------------------
SEC Results                                             +3.21%          +18.66%
--------------------------------------------------------------------------------

CLASS B
                                                        1 Year   10 Years/Life*
--------------------------------------------------------------------------------
Average Annual Total Return                             +8.99%          +21.02%
--------------------------------------------------------------------------------
SEC Results                                             +4.81%          +19.70%
--------------------------------------------------------------------------------

CLASS C
                                                        1 Year   10 Years/Life*
--------------------------------------------------------------------------------
Average Annual Total Return                             +8.96%          +21.21%
--------------------------------------------------------------------------------
SEC Results                                             +7.92%          +21.21%
--------------------------------------------------------------------------------

CLASS I
                                                        1 Year    10 Years/Life*
--------------------------------------------------------------------------------
Average Annual Total Return                             +9.83%           +21.17%
--------------------------------------------------------------------------------

COMPARATIVE INDICES
                                                        1 Year    10 Years/Life*
--------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index+                  +8.05%           +20.24%
--------------------------------------------------------------------------------
Consumer Price Index+#                                  +1.61%           + 2.40%
--------------------------------------------------------------------------------
 *For the period from the commencement of the Fund's investment operations,
  January 2, 1996, through August 31, 1998.
 +Source: CDA/Wiesenberger.
 #The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).

NOTES TO PERFORMANCE SUMMARY

Class A share ("A") SEC results include the maximum 5.75% sales charge. Class B share ("B") SEC results reflect the applicable contingent deferred sales charge
(CDSC), which declines over six years from 4% to 0%. Class C shares ("C") have no initial sales charge but, like B, have higher annual fees and expenses than
A. C SEC results reflect the 1% CDSC applicable to shares redeemed within 12 months. Class I shares ("I") have no sales charge or Rule 12b-1 fees and are only available to certain institutional investors.

B and C results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of A for periods prior to the inception of B and C. Because operating expenses of B and C are higher than those of A, B, and C performance generally would have been lower than A performance. The A performance included in the B and C SEC performance has been adjusted to reflect the CDSC generally applicable to B and C rather than the initial sales charge generally applicable to A.

I results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of A for periods prior to the inception of I. Because operating expenses of A are greater than those of I, I performance generally would have been higher than A performance. The A performance included in the I performance has been adjusted to reflect the fact that I have no initial sales charge.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

PORTFOLIO CONCENTRATION AS OF AUGUST 31, 1998

FIVE LARGEST STOCK SECTORS

UTILITIES AND COMMUNICATIONS       28.4%
FINANCIAL SERVICES                 20.9%
CONSUMER STAPLES                   10.6%
ENERGY                              8.5%
RETAILING                           7.9%


TOP 10 STOCK HOLDINGS

TRANSAMERICA CORP.  1.9%                        INTERNATIONAL BUSINESS MACHINES CORP.  1.5%
Multi-line insurance company                    Computer and business equipment company

BRITISH PETROLEUM PLC  1.7%                     LINCOLN NATIONAL CORP.  1.5%
Oil exploration and production company          Multi-line insurance company

EXXON CORP.  1.6%                               KROGER CO.  1.5%
International oil and gas company               Supermarket company

NATIONAL CITY BANKSHARES  1.6%                  SPRINT CORP.  1.4%
Central U.S. bank                               Long-distance telephone company

PHILIP MORRIS COS., INC.  1.6%                  HORMEL FOODS CORP.  1.4%
Tobacco, food, and beverage conglomerate        Food products company

Portfolio information is as of August 31, 1998. The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS -- August 31, 1998

Stocks - 92.6%
------------------------------------------------------------------------------------------------------
ISSUER                                                                    SHARES                 VALUE
------------------------------------------------------------------------------------------------------
U.S. Stocks - 81.3%
  Aerospace - 2.4%
    Allied Signal, Inc.                                                    9,305           $   319,277
    General Dynamics Corp.                                                 3,358               159,715
    Lockheed-Martin Corp.                                                  3,339               291,954
                                                                                           -----------
                                                                                           $   770,946
------------------------------------------------------------------------------------------------------
  Automotive - 1.2%
    TRW, Inc.                                                              9,357           $   401,181
------------------------------------------------------------------------------------------------------
  Banks and Credit Companies - 2.9%
    Bank of New York, Inc.                                                 4,471           $   108,142
    National City Corp.                                                    8,680               509,950
    PNC Bank Corp.                                                         7,901               339,743
                                                                                           -----------
                                                                                           $   957,835
------------------------------------------------------------------------------------------------------
  Business Machines - 1.5%
    International Business Machines Corp.                                  4,305           $   484,851
------------------------------------------------------------------------------------------------------
  Business Services - 0.5%
    First Data Corp.                                                       7,667           $   158,611
------------------------------------------------------------------------------------------------------
  Conglomerates - 1.1%
    Eastern Enterprises                                                    8,680           $   343,402
------------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 4.4%
    International Flavours                                                 8,440           $   327,050
    Kimberly-Clark Corp.                                                   8,261               314,951
    Philip Morris Cos., Inc.                                              12,144               504,735
    Rubbermaid, Inc.                                                      11,145               283,501
                                                                                           -----------
                                                                                           $ 1,430,237
------------------------------------------------------------------------------------------------------
  Electrical Equipment - 1.7%
    Emerson Electric Co.                                                   5,515           $   314,355
    General Electric Co.                                                   3,121               249,680
                                                                                           -----------
                                                                                           $   564,035
------------------------------------------------------------------------------------------------------
  Electronics - 0.5%
    AMP, Inc.                                                              4,500           $   160,594
------------------------------------------------------------------------------------------------------
  Entertainment - 0.7%
    Viacom, Inc., "B"*                                                     4,770           $   236,711
------------------------------------------------------------------------------------------------------
  Financial Institutions - 0.5%
    Federal Home Loan Mortgage Corp.                                       4,322           $   170,719
------------------------------------------------------------------------------------------------------
  Food and Beverage Products - 5.0%
    Archer-Daniels-Midland Co.                                            24,550           $   368,250
    Hershey Foods Corp.                                                    5,386               377,020
    Hormel Foods Corp.                                                    16,079               443,177
    Nabisco Holdings Corp., "A"                                            7,960               263,178
    Smucker (J.M.) Co.                                                     7,163               150,423
                                                                                           -----------
                                                                                           $ 1,602,048
------------------------------------------------------------------------------------------------------
  Forest and Paper Products - 0.5%
    Union Camp Corp.                                                       4,057           $   150,363
------------------------------------------------------------------------------------------------------
  Insurance - 10.4%
    American General Corp.                                                 4,631           $   297,542
    Chubb Corp.                                                            4,309               269,313
    Equitable Cos., Inc.                                                   4,668               266,951
    Hartford Financial Services Group, Inc.                                5,886               263,399
    Jefferson Pilot Corp.                                                  7,185               407,749
    Lincoln National Corp.                                                 5,584               480,224
    Provident Cos., Inc.                                                   4,741               170,676
    ReliaStar Financial Corp.                                              6,938               272,316
    Torchmark Corp.                                                        9,486               339,124
    Transamerica Corp.                                                     6,031               618,554
                                                                                           -----------
                                                                                           $ 3,385,848
------------------------------------------------------------------------------------------------------
  Machinery - 0.9%
    Federal Signal Corp.                                                  14,945           $   304,504
------------------------------------------------------------------------------------------------------
  Medical and Health Products - 1.4%
    American Home Products Corp.                                           3,339           $   167,367
    Bristol-Myers Squibb Co.                                               2,972               290,885
                                                                                           -----------
                                                                                           $   458,252
------------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 0.6%
    United Healthcare Corp.                                                5,000           $   180,625
------------------------------------------------------------------------------------------------------
  Metals and Minerals - 1.1%
    USEC, Inc.*                                                           24,977           $   365,289
------------------------------------------------------------------------------------------------------
  Oils - 6.0%
    Amoco Corp.                                                            6,489           $   294,033
    Exxon Corp.                                                            7,856               514,077
    Mobil Corp.                                                            4,895               338,367
    Texaco, Inc.                                                           4,505               250,309
    Unocal Corp.                                                          10,796               338,049
    USX-Marathon Group                                                     8,490               220,740
                                                                                           -----------
                                                                                           $ 1,955,575
------------------------------------------------------------------------------------------------------
  Photographic Products - 1.1%
    Eastman Kodak Co.                                                      4,619           $   360,859
------------------------------------------------------------------------------------------------------
  Printing and Publishing - 0.6%
    Gannett Co., Inc.                                                      3,092           $   182,428
------------------------------------------------------------------------------------------------------
  Real Estate Investment Trusts - 4.0%
    Beacon Capital Partners, Inc.*##                                       7,012           $   140,240
    Equity Residential Properties Trust                                    3,227               128,878
    Federal Realty Investment Trust                                        5,979               120,327
    Highwoods Properties, Inc.                                             3,787           $    96,332
    Kilroy Realty Corp.                                                    7,151               147,042
    Mid-America Apartment Communities, Inc.                                4,477               102,971
    Prime Group Realty Trust                                              12,131               184,240
    SL Green Realty Corp.                                                 12,356               237,853
    TriNet Corporate Realty Trust, Inc.                                    5,296               152,260
                                                                                           -----------
                                                                                           $ 1,310,143
------------------------------------------------------------------------------------------------------
  Stores - 3.9%
    American Stores Co.                                                    6,037           $   175,073
    Penney (J.C.) Co.                                                      4,955               245,582
    Rite Aid Corp.                                                        10,134               366,724
    Sears, Roebuck & Co.                                                   5,026               228,369
    The Elder-Beerman Stores Corp.                                        15,087               235,735
                                                                                           -----------
                                                                                           $ 1,251,483
------------------------------------------------------------------------------------------------------
  Supermarkets - 2.0%
    Albertsons, Inc.                                                       3,553           $   179,649
    Kroger Co.                                                            10,666               479,970
                                                                                           -----------
                                                                                           $   659,619
------------------------------------------------------------------------------------------------------
  Telecommunications - 4.2%
    Alltel Corp.                                                           8,096           $   365,332
    Century Telephone Enterprises, Inc.                                    3,509               159,221
    GTE Corp.                                                              7,957               397,850
    Sprint Corp.                                                           6,796               455,757
                                                                                           -----------
                                                                                           $ 1,378,160
------------------------------------------------------------------------------------------------------
  Utilities - Electric - 11.6%
    Atmos Energy Corp.                                                    14,621           $   414,871
    DPL, Inc.                                                             21,196               381,528
    DQE, Inc.                                                              9,691               345,848
    Florida Progress Corp.                                                 8,338               351,759
    GPU, Inc.                                                              9,391               352,749
    Houston Industries, Inc.                                              11,721               337,711
    Illinova Corp.                                                        11,683               301,567
    Nevada Power Co.                                                      14,017               347,797
    New Century Energies, Inc.                                             4,333               199,860
    Nipsco Industries, Inc.                                               10,743               314,233
    Pinnacle West Capital Corp.                                            2,000                86,375
    Scana Corp.                                                           11,239               344,897
                                                                                           -----------
                                                                                           $ 3,779,195
------------------------------------------------------------------------------------------------------
  Utilities - Gas - 8.7%
    AGL Resources, Inc.                                                   14,725           $   269,652
    Berkshire Gas Co.                                                      7,113               159,153
    Coastal Corp.                                                          9,166               238,316
    Colonial Gas Co.                                                      11,948               324,090
    Columbia Gas System, Inc.                                              4,021               200,045
    Connecticut Energy Group                                              13,432               355,108
    Consolidated Natural Gas Co.                                           3,380               148,086
    Fall River Gas Co.                                                    11,248               163,096
    Marketspan Corp.                                                       6,041               165,372
    National Fuel Gas Co.                                                  7,377               303,379
    NICOR, Inc.                                                            8,263               320,708
    UGI Corp.                                                              8,787               193,314
                                                                                           -----------
                                                                                           $ 2,840,319
------------------------------------------------------------------------------------------------------
  Utilities - Telephone - 1.9%
    Bell Atlantic Corp.                                                    7,133           $   314,744
    SBC Communications, Inc.                                               8,293               315,134
                                                                                           -----------
                                                                                           $   629,878
------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                          $26,473,710
------------------------------------------------------------------------------------------------------
Foreign Stocks - 11.3%
  Bermuda - 1.4%
    Ace Ltd. (Insurance)                                                   7,164           $   207,756
    EXEL Ltd. (Insurance)                                                  3,642               243,331
                                                                                           -----------
                                                                                           $   451,087
------------------------------------------------------------------------------------------------------
  France - 1.9%
    Sanofi S.A. (Medical and Health Products)                              3,158           $   355,024
    Thomson CSF (Aerospace and Defense)                                    8,269               282,808
                                                                                           -----------
                                                                                           $   637,832
------------------------------------------------------------------------------------------------------
  Netherlands - 2.0%
    Elsag Bailey Process Automation N.V. (Machinery)                      14,801           $   315,447
    Ing Groep N.V. (Financial Services)                                    5,551               327,499
                                                                                           -----------
                                                                                           $   642,946
------------------------------------------------------------------------------------------------------
  Switzerland - 0.5%
    Nestle S.A. (Food and Beverage Products)                                  83           $   153,999
------------------------------------------------------------------------------------------------------
  United Kingdom - 5.5%
    Booker PLC (Food - Wholesale)                                         82,216           $   293,466
    British Petroleum PLC, ADR (Oils)                                      7,710               563,794
    Glaxo Wellcome PLC, ADR (Medical and Health Products)                  7,813               434,110
    Next PLC (Stores)                                                     48,477               359,883
    Zeneca Group (Medical and Health Products)                             3,672               143,685
                                                                                           -----------
                                                                                           $ 1,794,938
------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                       $ 3,680,802
------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $32,957,791)                                                $30,154,512
------------------------------------------------------------------------------------------------------

Convertible Preferred Stocks - 4.4%
------------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 0.8%
    Newell Financial Trust I, 5.25%##*                                     3,793           $   216,201
    Newell Financial Trust I, 5.25%                                          578                32,946
                                                                                           -----------
                                                                                           $   249,147
------------------------------------------------------------------------------------------------------
  Containers - 1.0%
    Sealed Air Corp.                                                       7,540           $   310,083
------------------------------------------------------------------------------------------------------
  Telecommunications - 0.6%
    IXC Communications, Inc., 6.75%                                          710           $    25,116
    IXC Communications, Inc., 6.75%##                                      5,216               187,124
                                                                                           -----------
                                                                                           $   212,240
------------------------------------------------------------------------------------------------------
  Utilities - Electric - 1.5%
    Houston Industries, Inc., 7.00%                                        3,472           $   248,248
    Texas Utilities Co., 0.5%                                              3,339               175,506
    Texas Utilities Co., 9.25%                                             1,600                71,800
                                                                                           -----------
                                                                                           $   495,554
------------------------------------------------------------------------------------------------------
  Insurance - 0.5%
    Lincoln National Corp., 7.75%                                          6,343           $   158,575
------------------------------------------------------------------------------------------------------
Total Convertible Preferred Stocks (Identified Cost, $1,486,750)                           $ 1,425,599
------------------------------------------------------------------------------------------------------

Preferred Stock - 1.0%
------------------------------------------------------------------------------------------------------
  Entertainment - 1.0%
    MediaOne Group, Inc. (Identified Cost $345,862)                        5,928           $   329,004
------------------------------------------------------------------------------------------------------

Convertible Bonds - 1.3%
------------------------------------------------------------------------------------------------------
                                                                PRINCIPAL AMOUNT
ISSUER                                                             (000 OMITTED)                 VALUE
------------------------------------------------------------------------------------------------------
U.S. Bonds - 0.5%
  Business Machines - 0.5%
    Xerox Corp., 0s, 2018##                                               $  280           $   157,500
------------------------------------------------------------------------------------------------------
Foreign Bonds - 0.8%
  Switzerland - 0.8%
    Swiss Life Finance Ltd. (Finance), 1.5s, 2003                         $  236           $   264,320
------------------------------------------------------------------------------------------------------
Total Convertible Bonds (Identified Cost, $406,242)                                         $  421,820
------------------------------------------------------------------------------------------------------

Short-Term Obligations - 1.5%
------------------------------------------------------------------------------------------------------
    Federal Home Loan Mortgage Corp., due 9/01/98,
      at Amortized Cost                                                   $  485           $   485,000
------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $35,681,645)                                           $32,815,935

Other Assets, Less Liabilities - (0.8)%                                                       (271,573)
------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                        $32,544,362
------------------------------------------------------------------------------------------------------
 *Non-income producing security.
##SEC Rule 144A restriction.

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-------------------------------------------------------------------------------
AUGUST 31, 1998
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $35,681,645)              $32,815,935
  Cash                                                                    3,225
  Foreign currency, at value (identified cost, $9,936)                   10,033
  Receivable for Fund shares sold                                       251,379
  Receivable for investments sold                                       139,008
  Interest and dividends receivable                                      84,788
  Deferred organization expenses                                          1,016
  Other assets                                                              687
                                                                    -----------
      Total assets                                                  $33,306,071
                                                                    -----------
Liabilities:
  Payable for Fund shares reaquired                                 $   237,774
  Payable for investments purchased                                     499,162
  Payable to affiliates -
    Management fee                                                        1,652
    Shareholder servicing agent fee                                         310
    Distribution and service fee                                         18,945
    Administrative fee                                                       41
  Accrued expenses and other liabilities                                  3,825
                                                                    -----------
      Total liabilities                                             $   761,709
                                                                    -----------
Net assets                                                          $32,544,362
                                                                    ===========
Net assets consist of:
  Paid-in capital                                                   $34,773,101
  Unrealized depreciation on investments and translation of
    assets and liabilities in foreign currencies                     (2,865,588)
  Accumulated undistributed net realized gain on investment
    and foreign currency transactions                                   561,198
  Accumulated undistributed net investment income                        75,651
                                                                    -----------
      Total                                                         $32,544,362
                                                                    ===========
Total shares of beneficial interest outstanding                      2,295,862
                                                                     =========
Class A shares:
  Net asset value per share
    (net assets of $11,146,368 / 785,039 shares of
     beneficial interest outstanding)                                 $14.20
                                                                      ======
  Offering price per share (100 / 94.25)                              $15.07
                                                                      ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $16,786,318 / 1,185,358 shares of
     beneficial interest outstanding)                                 $14.16
                                                                      ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $3,612,675 / 255,197 shares of beneficial
     interest outstanding)                                            $14.16
                                                                      ======
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $999,001 / 70,268 shares of beneficial
     interest outstanding)                                            $14.22
                                                                      ======
On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED AUGUST 31, 1998
-------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                       $   352,592
    Interest                                                             40,510
    Foreign taxes withheld                                               (5,166)
                                                                    -----------
      Total investment income                                       $   387,936
                                                                    -----------
  Expenses -
    Management fee                                                  $    92,539
    Shareholder servicing agent fee                                      14,918
    Distribution and service fee (Class A)                               14,851
    Distribution and service fee (Class B)                               66,116
    Distribution and service fee (Class C)                               14,134
    Administrative fee                                                    1,980
    Custodian fee                                                         8,859
    Printing                                                             55,358
    Postage                                                               1,972
    Auditing fees                                                        16,000
    Legal fees                                                            2,794
    Amortization of organization expenses                                   434
    Registration fees                                                    52,121
    Miscellaneous                                                         3,835
                                                                    -----------
      Total expenses                                                $   345,911
    Fees paid indirectly                                                 (1,663)
    Reduction of expenses by investment adviser                        (100,650)
                                                                    -----------
      Net expenses                                                  $   243,598
                                                                    -----------
        Net investment income                                       $   144,338
                                                                    -----------
Realized and unrealized gain (loss) on investments:
    Realized gain (loss) (identified cost basis) -
      Investment transactions                                       $   606,554
      Foreign currency transactions                                      (2,553)
                                                                    -----------
        Net realized gain on investment and foreign
          currency transactions                                     $   604,001
                                                                    -----------
    Change in unrealized appreciation (depreciation) -
      Investments                                                   $(3,025,742)
      Translation of assets and liabilities in foreign
        currencies                                                          127
                                                                    -----------
    Net unrealized loss on investments and foreign
          currency translation                                      $(3,025,615)
                                                                    -----------
      Net realized and unrealized loss on investments
        and foreign currency                                        $(2,421,614)
                                                                    -----------
            Decrease in net assets from operations                  $(2,277,276)
                                                                    ===========

See notes to financial statements

FINANCIAL STATEMENTS -- continued

Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------------------
YEAR ENDED AUGUST 31,                                                      1998                     1997
--------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                             $   144,338               $   15,256
  Net realized gain on investment and foreign currency
    transactions                                                        604,001                  130,154
  Net unrealized gain (loss) on investments and foreign
    currency translation                                             (3,025,615)                 134,058
                                                                    -----------               ----------
    Increase (decrease) in net assets from operations               $(2,277,276)              $  279,468
                                                                    -----------               ----------
Distributions declared to shareholders -
  From net investment income (Class A)                              $   (37,223)              $   (9,552)
  From net investment income (Class B)                                  (21,410)                    --
  From net investment income (Class C)                                   (3,686)                    --
  From net investment income (Class I)                                  (13,832)                    --
  From net realized gain on investment and foreign currency
    transactions (Class A)                                              (60,087)                 (13,524)
  From net realized gain on investment and foreign currency
    transactions (Class I)                                             (109,502)                    --
                                                                    -----------               ----------
    Total distributions declared to shareholders                    $  (245,740)              $  (23,076)
                                                                    -----------               ----------
Net increase in net assets from Fund share transactions             $33,593,325               $  740,281
                                                                    -----------               ----------
      Total increase in net assets                                  $31,070,309               $  996,673
Net assets:
  At beginning of period                                              1,474,053                  477,380
                                                                    -----------               ----------
At end of period (including accumulated undistributed net
  investment income of $75,651 and $10,574, respectively)           $32,544,362               $1,474,053
                                                                    ===========               ==========

See notes to financial statements

FINANCIAL STATEMENTS -- continued

Financial Highlights
----------------------------------------------------------------------------------------------------------
                                                     YEAR ENDED AUGUST 31,                    PERIOD ENDED
                                              ---------------------------------                 AUGUST 31,
                                                 1998                      1997                      1996*
----------------------------------------------------------------------------------------------------------
                                              CLASS A
----------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period          $14.82                    $11.07                     $10.00
                                               ------                    ------                     ------
Income from investment operations# -
  Net investment income(S)                     $ 0.22                    $ 0.22                     $ 0.13
  Net realized and unrealized gain on
    investments and foreign currency###          1.07                      3.91                       0.94
                                               ------                    ------                     ------
    Total from investment operations           $ 1.29                    $ 4.13                     $ 1.07
                                               ------                    ------                     ------
Less distributions declared to shareholders -
  From net investment income                   $(0.20)                   $(0.16)                    $ --
  From net realized gain on investment and
    foreign currency transactions               (1.71)                    (0.22)                      --
                                               ------                    ------                     ------
    Total distributions declared to
      shareholders                             $(1.91)                   $(0.38)                    $ --
                                               ------                    ------                     ------
Net asset value - end of period                $14.20                    $14.82                     $11.07
                                               ======                    ======                     ======
Total return(+)                                 9.50%                    38.05%                     10.70%++
Ratios (to average net assets)/Supplemental
  data(S):
  Expenses                                      1.45%                     1.50%                      1.50%+
  Net investment income                         1.45%                     1.75%                      1.83%+
Portfolio turnover                                89%                      118%                        56%
Net assets at end of period (000 omitted)     $11,146                      $510                       $477

  *For the period from the commencement of the Fund's investment operations, January 2, 1996, through
   August 31, 1996.
  +Annualized.
 ++Not annualized.
  #Per share data are based on average shares outstanding.
 ##The Fund's expenses are calculated without reduction for fees paid indirectly.
###The per share amount is not in accordance with the net realized and unrealized gain (loss) for the year ended August 31, 1998 because of the timing of sales of Fund shares and the amount of per share realized and unrealized gains and losses at such time.
(+)Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
(S)Effective November 1, 1997, subject to reimbursement by the Fund, the investment adviser voluntarily agreed to maintain expenses of the Fund, exclusive of management, distribution, and service fees, at not more than 0.40% of average daily net assets. Prior to November 1, 1997, subject to reimbursement by the Fund, the investment adviser voluntarily agreed to maintain the expenses of the Fund, exclusive of management, distribution, and service fees, at not more than 1.50% of average daily net assets. To the extent actual expenses were over these limitations, the net investment income (loss) per share and the ratios would have been:
    Net investment income (loss)               $ 0.11                    $ 0.02                     $(0.06)
    Ratios (to average net assets):
      Expenses##                                2.20%                     3.40%                      4.67%+
      Net investment income (loss)              0.70%                   (0.15)%                    (0.78)%+

See notes to financial statements

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
--------------------------------------------------------------------------------
                                                                    PERIOD ENDED
                                                                      AUGUST 31,
                                                                          1998**
--------------------------------------------------------------------------------
                                                                         CLASS B
--------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout the period):
Net asset value - beginning of period                                   $13.61
                                                                        ------
Income from investment operations# -
  Net investment income(S)                                              $ 0.10
  Net realized and unrealized gain on investments and foreign
    currency###                                                           0.47
                                                                        ------
    Total from investment operations                                    $ 0.57
                                                                        ------
Less distributions declared to shareholders from net
  investment income                                                     $(0.02)
                                                                        ------
Net asset value - end of period                                         $14.16
                                                                        ======
Total return                                                             4.20%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses                                                               2.10%+
  Net investment income                                                  0.66%+
Portfolio turnover                                                         89%
Net assets at end of period (000 omitted)                              $16,786
 **For the period from the inception of Class B, November 4, 1997, through
   August 31, 1998.
  +Annualized.
 ++Not annualized.
  #Per share data are based on average shares outstanding.
 ##The Fund's expenses are calculated without reduction for fees paid indirectly.
###The per share amount is not in accordance with the net realized and unrealized gain (loss) for the period because of the timing of sales of Fund shares and the amount of per share realized and unrealized gains and losses at such time.
(S)Subject to reimbursement by the Fund, the investment adviser voluntarily agreed to maintain expenses of the Fund, exclusive of management, distribution, and service fees, at not more than 0.40% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:
    Net investment loss                                                 $(0.02)
    Ratios (to average net assets):
      Expenses##                                                         2.85%+
      Net investment loss                                              (0.09)%+

See notes to financial statements

--------------------------------------------------------------------------------
                                                                   PERIOD ENDED
                                                                     AUGUST 31,
                                                                        1998***
--------------------------------------------------------------------------------
                                                                         CLASS C
--------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout the period):
Net asset value - beginning of period                                   $13.63
                                                                        ------
Income from investment operations# -
  Net investment income(S)                                              $ 0.10
  Net realized and unrealized gain on investments and foreign
    currency###                                                           0.45
                                                                        ------
    Total from investment operations                                    $ 0.55
                                                                        ------
Less distributions declared to shareholders from net
  investment income                                                     $(0.02)
                                                                        ------
Net asset value - end of period                                         $14.16
                                                                        ======
Total return                                                             4.02%
Ratios (to average net assets)/Supplemental data(S):
  Expenses                                                               2.08%+
  Net investment income                                                  0.66%+
Portfolio turnover                                                         89%
Net assets at end of period (000 omitted)                               $3,613

***For the period from the inception of Class C, November 5, 1997, through
   August 31, 1998.
  +Annualized.
 ++Not annualized.
  #Per share data are based on average shares outstanding.
 ##The Fund's expenses are calculated without reduction for fees paid indirectly.
###The per share amount is not in accordance with the net realized and unrealized gain (loss) for the period because of the timing of sales of Fund shares and the amount of per share realized and unrealized gains and losses at such time.
(S)Subject to reimbursement by the Fund, the investment adviser voluntarily agreed to maintain expenses of the Fund, exclusive of management, distribution, and service fees, at not more than 0.40% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:
    Net investment loss                                                 $(0.02)
    Ratios (to average net assets):
      Expenses##                                                         2.83%+
      Net investment loss                                              (0.09)%+

See notes to financial statements

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
------------------------------------------------------------------------------------------------
                                                               YEAR ENDED           PERIOD ENDED
                                                               AUGUST 31,             AUGUST 31,
                                                                     1998               1997****
------------------------------------------------------------------------------------------------
                                                                  CLASS I
------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                              $14.81                 $12.20
                                                                   ------                 ------
Income from investment operations# -
  Net investment income(S)                                         $ 0.24                 $ 0.15
  Net realized and unrealized gain on investments and
    foreign currency###                                              1.09                   2.46
                                                                   ------                 ------
    Total from investment operations                               $ 1.33                 $ 2.61
                                                                   ------                 ------
Less distributions declared to shareholders -
  From net investment income                                       $(0.21)                $ --
  From net realized gain on investments and foreign
    currency transactions                                           (1.71)                  --
                                                                   ------                 ------
    Total distributions declared to shareholders                   $(1.92)                $ --
                                                                   ------                 ------
Net asset value - end of period                                    $14.22                 $14.81
                                                                   ======                 ======
Total return                                                        9.83%                 21.39%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses                                                          1.18%                  1.50%+
  Net investment income                                             1.57%                  1.51%+
Portfolio turnover                                                    89%                   118%
Net assets at end of period (000 omitted)                            $999                   $964

****For the period from the inception of Class I, January 2, 1997, through August 31, 1997.
   +Annualized.
  ++Not annualized.
   #Per share data are based on average shares outstanding.
  ##The Fund's expenses are calculated without reduction for fees paid indirectly.
 ###The per share amount is not in accordance with the net realized and unrealized gain (loss) for the year ended August 31, 1998 because of the timing of sales of Fund shares and the amount of per share realized and unrealized gains and losses at such time.
 (S)Effective November 1, 1997, subject to reimbursement by the Fund, the investment adviser voluntarily agreed to maintain expenses of the Fund, exclusive of management, distribution, and service fees, at not more than 0.40% of average daily net assets. Prior to November 1,
    1997, subject to reimbursement by the Fund, the investment adviser voluntarily agreed to maintain the expenses of the Fund exclusive of management, distribution, and service fees, at not more than 1.50% of average daily net assets. To the extent actual expenses were over these limitations, the net investment income per share and the ratios would have been:
      Net investment income                                        $ 0.12                 $ 0.03
      Ratios (to average net assets):
        Expenses##                                                  1.93%                  2.67%+
        Net investment income                                       0.82%                  0.35%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Equity Income Fund (the Fund) is a diversified series of MFS Series Trust I (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the- counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Fund operations.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or net realized gains. During the year ended August 31, 1998, accumulated undistributed net investment income was decreased by $3,110, accumulated net realized gain on investments was increased by $2,902, and paid-in capital was increased by $208 due to differences between book and tax accounting for currency transactions. This change had no effect on the net assets or net asset value per share.

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.60% of average daily net assets. Prior to July 1, 1998, the management fee was 0.75% of average daily net assets.

The Fund has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the Fund's operating expenses, exclusive of management, distribution, and service fees. The Fund in turn will pay MFS an expense reimbursement fee not greater than 0.40% of average daily net assets. Prior to November 1, 1997, the expense reimbursement fee was 1.50% of average daily net assets. To the extent that the expense reimbursement fee exceeds the Fund's actual expenses, the excess will be applied to amounts paid by MFS in prior years. At August 31, 1998, the aggregate unreimbursed expenses owed to MFS by the Fund amounted to $107,075.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). Currently, the Trustees are not receiving any payments for their services to the Fund.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

            First $1 billion                               0.0150%
            Next $1 billion                                0.0125%
            Next $1 billion                                0.0100%
            In excess of $3 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $45,026 for the year ended August 31, 1998, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $1,089 for the year ended August 31, 1998. Fees incurred under the distribution plan during the year ended August 31, 1998, were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $0 and $0 for Class B and Class C shares, respectively, for the year ended August 31, 1998. Fees incurred under the distribution plan during the year ended August 31, 1998, were 1.00% and 1.00% of average daily net assets attributable to Class B and Class C shares on an annualized basis, respectively.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended August 31, 1998, were $1,940, $9,198, and $525 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.1125%. Prior to January 1, 1998, the fee was calculated as a percentage of the average daily net assets at an effective annual rate of 0.13%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $45,086,677 and $11,741,948, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                      $35,791,679
                                                                    -----------
Gross unrealized depreciation                                       $(3,260,442)
Gross unrealized appreciation                                           284,698
                                                                    -----------
  Net unrealized depreciation                                       $(2,975,744)
                                                                    ===========

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares

                                           YEAR ENDED AUGUST 31, 1998          YEAR ENDED AUGUST 31, 1997
                                     --------------------------------    --------------------------------
                                          SHARES               AMOUNT          SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                              926,375          $14,265,389          28,321            $354,214
Shares issued to shareholders
  in reinvestment of
  distributions                            6,821               95,820           1,898              23,074
Shares reacquired                       (182,591)          (2,735,072)        (38,910)           (473,850)
                                        --------          -----------         -------            --------
  Net increase (decrease)                750,605          $11,626,137          (8,691)           $(96,562)
                                         =======          ===========         =======            ========

Class B Shares

                                        PERIOD ENDED AUGUST 31, 1998*
                                     --------------------------------
                                          SHARES               AMOUNT
                                     --------------------------------
Shares sold                            1,290,212          $19,644,691
Shares issued to shareholders
  in reinvestment of
  distributions                            1,193               18,889
Shares reacquired                       (106,047)          (1,624,609)
                                       ---------          -----------
  Net increase                         1,185,358          $18,038,971
                                       =========          ===========

Class C Shares

                                       PERIOD ENDED AUGUST 31, 1998**
                                 ------------------------------------
                                          SHARES               AMOUNT
                                 ------------------------------------
Shares sold                              271,897          $ 4,122,597
Shares issued to shareholders
  in reinvestment of
  distributions                              190                3,002
Shares reacquired                        (16,890)            (253,965)
                                       ---------          -----------
  Net increase                           255,197          $ 3,871,634
                                       =========          ===========
 *For the period from the inception of Class B, November 4, 1997, through
  August 31, 1998.
**For the period from the inception of Class C, November 5, 1997, through August 31, 1998.

Class I Shares

                                           YEAR ENDED AUGUST 31, 1998          YEAR ENDED AUGUST 31, 1997
                                 ------------------------------------       ------------------------------
                                          SHARES               AMOUNT          SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                               12,779          $   195,481          65,078            $836,895
Shares issued to shareholders
  in reinvestment of
  distributions                            9,194              123,327            --                 --
Shares reacquired                        (16,779)            (262,225)             (4)                (52)
                                       ---------          -----------       ---------            --------
  Net increase                             5,194          $    56,583          65,074            $836,843
                                       =========          ===========       =========            ========

(6) Line of Credit
The Fund and other affiliated funds participate in a $805 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended August 31, 1998, was $97.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Trustees of MFS Series Trust I and Shareholders of MFS Equity Income
Fund:

We have audited the accompanying statement of assets and liabilities of MFS Equity Income Fund, including the schedule of portfolio investments, as of August 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlight for each of the two years in the period then ended, and for the period from January 2, 1996, (commencement of operations) to August 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1998, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Equity Income Fund at August 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended, and for the period from January 2, 1996 (commencement of operations) to August 31, 1996, in conformity with generally accepted accounting principles.

                                        /s/ Ernst & Young LLP

Boston, Massachusetts
October 7, 1998

--------------------------------------------------------------------------------
   FEDERAL TAX INFORMATION
--------------------------------------------------------------------------------

   IN JANUARY 1999, SHAREHOLDERS WILL BE MAILED A FORM 1099 REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 1998.

   THE FUND HAS DESIGNATED $41,492 AS A CAPITAL GAIN DIVIDEND.

   FOR THE YEAR ENDED AUGUST 31, 1998, THE AMOUNT OF DISTRIBUTIONS FROM INCOME ELIGIBLE FOR THE 70% DIVIDENDS RECEIVED DEDUCTION FOR
   CORPORATIONS CAME TO 21.37%.

--------------------------------------------------------------------------------

MFS(R) EQUITY INCOME FUND

TRUSTEES                                               SECRETARY
Richard B. Bailey* - Private Investor;                 Stephen E. Cavan*
Former Chairman and Director (until 1991),
MFS Investment Management                              ASSISTANT SECRETARY
                                                       James R. Bordewick, Jr.*
Marshall N. Cohan - Private Investor
                                                       CUSTODIAN
Lawrence H. Cohn, M.D. - Chief of Cardiac              State Street Bank and Trust Company
Surgery, Brigham and Women's Hospital; Professor
of Surgery, Harvard Medical School                     AUDITORS
                                                       Ernst & Young LLP
The Hon. Sir J. David Gibbons, KBE - Chief
Executive Officer, Edmund Gibbons Ltd.; Chairman,      INVESTOR INFORMATION
Colonial Insurance Company, Ltd.                       For MFS stock and bond market outlooks, call toll
                                                       free: 1-800-637-4458 anytime from a touch-tone
Abby M. O'Neill - Private Investor                     telephone.

Walter E. Robb, III - President and Treasurer,         For information on MFS mutual funds, call your
Benchmark Advisors, Inc. (corporate financial          financial adviser or, for an information kit,
consultants); President, Benchmark Consulting          call toll free: 1-800-637-2929 any business day
Group, Inc. (office services)                          from 9 a.m. to 5 p.m. Eastern time (or leave a
                                                       message anytime).
Arnold D. Scott* - Senior Executive
Vice President, Director, and Secretary,               INVESTOR SERVICE
MFS Investment Management                              MFS Service Center, Inc.
                                                       P.O. Box 2281
Jeffrey L. Shames* - Chairman, Chief                   Boston, MA 02107-9906
Executive Officer, and Director,
MFS Investment Management                              For general information, call toll free:
                                                       1-800-225-2606 any business day from
J. Dale Sherratt - President, Insight Resources,       8 a.m. to 8 p.m. Eastern time.
Inc. (acquisition planning specialists) Ward
Smith - Former Chairman (until 1994), NACCO            For service to speech- or hearing-impaired, call
Industries (holding company)                           toll free: 1-800-637-6576 any business day from 9
                                                       a.m. to 5 p.m. Eastern time. (To use this
INVESTMENT ADVISER                                     service, your phone must be equipped with a
Massachusetts Financial Services Company               Telecommunications Device for the Deaf.)
500 Boylston Street
Boston, MA 02116-3741                                  For share prices, account balances, and
                                                       exchanges, call toll free: 1-800-MFS-TALK
DISTRIBUTOR                                            (1-800-637-8255) anytime from a touch-tone
MFS Fund Distributors, Inc.                            telephone.
500 Boylston Street
Boston, MA 02116-3741                                  WORLD WIDE WEB
                                                       www.mfs.com
PORTFOLIO MANAGER
Lisa B. Nurme*

TREASURER
W. Thomas London*

ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*


*Affiliated with the Investment Adviser

                                                               -----------------
MFS(R) Equity Income Fund                                         Bulk Rate
                                                                 U.S. Postage
[Logo] MFS(R)                                                        Paid
INVESTMENT MANAGEMENT                                                MFS
We invented the mutual fund(R)                                 -----------------


500 Boylston Street
Boston, MA 02116-3741





(C)1998 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741
                                                  MEI-2 10/98 12M 93/293/393/893